L:\SECFILES\10_K\EXHIBIT 21\8038S.DOC 2
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GENERAL MOTORS CORPORATION                                          EXHIBIT 21
AND SUBSIDIARIES                                SUBSIDIARIES OF THE REGISTRANT
                                                       AS OF DECEMBER 31, 1993

   Subsidiary companies of the Registrant are listed below. With respect to the companies named, all voting securities are owned directly or indirectly by the Registrant, except where otherwise indicated.
                                                                 State or
                                                              Sovereign Power
           Name of Subsidiary                                 of Incorporation
           ------------------                                 ----------------
Subsidiaries included in the Registrant's
  consolidated financial statements
    ACG France (50.4% owned by General Motors Corporation
      and 49.6% owned by Adam Opel Aktiengesellschaft)....... France
        Aura Srl (75% owned by subsidiary)................... Italy
        DRB s.a./n.v. (51% owned by subsidiary).............. France
        Diavia Aire, S.A. (75% owned by subsidiary).......... Italy
        Diavia S.r.l. (75% owned by subsidiary).............. Italy
        General Motors France Automobiles S.A.
          (98.8% owned by subsidiary)........................ France
        Texton S.A. ......................................... France
          ENCI S.A.R.L. (99.8% owned by subsidiary).......... France
          Texton P.L.C. (97.5% owned by subsidiary).......... United Kingdom
    Adam Opel Aktiengesellschaft............................. Federal Republic
                                                                of Germany
      ACG Deutschland GmbH (99% owned by subsidiary and
        1% owned by ACG France).............................. Germany
      Asset Leasing GmbH (95% owned by subsidiary)........... Germany
      Carus Grundstucks-Vermietungsgesellschaft mbH & Co.
        (94% owned by subsidiary)............................ Germany
      General Motors GmbH & Co. OHG (99% owned by
        subsidiary).......................................... Germany
      General Motors Turkiye Limited Sirketi (99.5% owned
        by subsidiary and 0.5% owned by General Motors
        Overseas Corporation)................................ Turkey
      GM Europe GmbH (99% owned by subsidiary and 1% owned
        by GM Service GmbH).................................. Germany
      GM Service GmbH........................................ Federal Republic
                                                                of Germany
      Opel-Automobilwerk Eisenach-PKW GmbH (80% owned by
        subsidiary).......................................... Federal Republic
                                                                of Germany
      Opel Eisenach GmbH..................................... Federal Republic
                                                                of Germany
      Opel Service GmbH, Berlin.............................. Germany
      Saginaw Deutschland GmbH............................... Federal Republic
                                                                of Germany
    Alambrados Automotrices, S.A. de C.V. ................... Mexico
    Cableados, S.A. de C.V. ................................. Mexico
    Componentes Mecanicos de Matamoros, S.A. de C.V. ........ Mexico
    Conductores y Componentes Electricos de Juarez, S.A.
      de C.V. ............................................... Mexico
    Controladora General Motors, S.A. de C.V. ............... California
      General Motors de Mexico, S.A. de C.V. ................ Mexico
    Convesco Vehicle Sales GmbH (60% owned by General Motors
      Corporation)........................................... Federal Republic
                                                                of Germany
    Delmex de Juarez, S.A. de C.V. .......................... Mexico
    Delredo, S.A. de C.V. ................................... Mexico
    Electronic Data Systems Corporation...................... Texas
      Alpha Joshua, Inc. .................................... California
      Alpha Mariah, Inc. .................................... California
      American Network Leasing Corporation................... Nevada
      Appex, Inc. ........................................... Delaware
      Beta Mariah, Inc. ..................................... California
      Beta Willow, Inc. ..................................... California
      CCIS Transportation Services, Inc. .................... Texas

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GENERAL MOTORS CORPORATION
AND SUBSIDIARIES

      Deep Star, Inc. ....................................... California
      EDS Antares, Inc. ..................................... Nevada
      E.D.S. of Canada, Ltd. ................................ Canada
      E.D.S. De Mexico, S.A. De C.V. ........................ Mexico
        Servicios Mexicanos E.D.S., Sociedad Anonima de
          Capital Variable................................... Mexico
      EDS Electronic Financial Services, Inc. ............... Delaware
      EDS Export Corporation................................. U.S. Virgin
                                                                Islands
      E.D.S. International Corporation....................... Texas
      EDS Personal Communications Corporation (87% owned by
        subsidiary and 13% by Appex, Inc.)................... Delaware
      EDS-Scicon, US Software Products Group Incorporated.... Delaware
      E.D.S. Spectrum Corporation............................ Nevada
      EDS Technical Products Corporation..................... Delaware
      E.D.S. World Corporation (Far East).................... Nevada
        EDS Operations (M) Sdn. Bhd. ........................ Malaysia
        Electronic Data Systems IT Services (M) Sdn. Bhd. ... Malaysia
      E.D.S. World Corporation (Netherlands)................. Texas
        Branch of Electronic Data Systems (EDS)
          International B.V. ................................ Ireland
        EDS Information Management AG ....................... Switzerland
        EDS-Scicon N.V. (99.9% owned by E.D.S. World
          Corporation (Netherlands) and 0.1% owned by
          EDS-Scicon Defence Limited)........................ Belgium
        EDS Technical Services AB............................ Sweden
        Electronic Data Systems (EDS) de Argentina S.A. ..... Argentina
        Electronic Data Systems (EDS) International B.V. .... Switzerland
        Systems & Management S.p.A. (68.9% owned by
          subsidiary)........................................ Italy
      Federal Computer Services Corporation (66.7% owned by
        subsidiary).......................................... Delaware
      Japan Systems Company Limited (51% owned by
        subsidiary).......................................... Japan
      M&SD Network Services, Inc. ........................... Delaware
      OAN Services, Inc. .................................... Texas
      Power Investment Corporation........................... Nevada
      Premisys Corporation................................... Texas
      Scicon Energy, Inc. ................................... Delaware
      Scicon International Systems Company Incorporated...... Delaware
      Subarban Limited Liability Company (74.2% owned by
        subsidiary and 1.1% owned by EDS Technical
        Products Corporation)................................ Nevada
      Telecommunications International, Inc. ................ California
      Ward FSC, Ltd. ........................................ Bermuda
    Ensamble de Cables y Componentes, S.A. de C.V. .......... Mexico
    General Motors Acceptance Corporation.................... New York
      Banque de Credit General Motors (98% owned by
        subsidiary).......................................... France
      Capital Auto Receivables, Inc. ........................ Delaware
      General Motors Acceptance Corporation, Australia....... Delaware
      General Motors Acceptance Corporation of Canada,
        Limited.............................................. Canada
          Canadian Securitized Auto Receivables Corporation.. Canada
          GMAC Leaseco Limited............................... Canada
      General Motors Acceptance Corporation, Colombia S.A. .. Delaware
      General Motors Acceptance Corporation, Continental..... Delaware
      General Motors Acceptance Corporation Hungary
        Financial Services Limited Liability Company......... Hungary
      General Motors Acceptance Corporation International.... Delaware
      General Motors Acceptance Corporation Italia S.p.A. ... Italy
      General Motors Acceptance Corporation Nederland N.V. .. Netherlands
        GMAC Espana, S.A. de Financiacion.................... Spain

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GENERAL MOTORS CORPORATION
AND SUBSIDIARIES

      General Motors Acceptance Corporation, North America... Delaware
      General Motors Acceptance Corporation (N.Z.) Limited... New Zealand General Motors Acceptance Corporation de Portugal -
        Servicos Financeiros, S.A. (99% owned by subsidiary
        and 1% owned by General Motors Acceptance Corporation
        International)....................................... Portugal
      General Motors Acceptance Corporation, South America... Delaware
        General Motors Acceptance Corporation de
          Venezuela, C.A. ................................... Venezuela
      General Motors Acceptance Corporation Suisse S.A. ..... Switzerland
      General Motors Austria Beteiligungsgesellschaft m.b.H.. Austria
      GMAC, Australia (Finance) Limited...................... Australia
      GMAC Auto Receivables Corporation...................... Delaware
      GMAC Capital Corporation............................... Utah
      GMAC Comercial Automotriz Chile S.A. .................. Chile
      GMAC Commercial Corporation............................ Delaware
      GMAC Holding S.A. de C.V. ............................. Mexico
        GMAC Arrendadora S.A. de C. V. ...................... Mexico
        General Motors Acceptance Corporation, S.A. de C.V. . Mexico
        Servicios GMAC S.A. de C.V. ......................... Mexico
      GMAC International Finance, B.V. ...................... Netherlands
      GMAC Italia Leasing S.p.A. ............................ Italy
      GMAC Leasing Corporation............................... Delaware
        Patlan Marina, Inc. ................................. Michigan
        Patlan Restaurants, Inc. ............................ Michigan
      GMAC Mortgage Corporation.............................. Michigan
        Colonial Mortgage Service Company Associates, Inc. .. Pennsylvania
        GMAC Associates Inc. ................................ California
        GMAC Mortgage Corporation of Iowa.................... Iowa
        GMAC Mortgage Holdings, Inc. ........................ Delaware
        GMAC Mortgage Securities II, Inc. ................... Michigan
        GMAC Mortgage Service Company of California.......... California
        GMAC RF, INC. ....................................... Michigan
      GMAC Overseas Finance Corporation N.V. ................ Netherlands
                                                                Antilles
      Motors Insurance Corporation........................... New York
        Car Care Plan (Holdings) Limited..................... England
        Car Care Plan (Securities Division) Limited.......... England
        CIM Insurance Corporation............................ New York
        Cadmic Agency Corporation............................ Delaware
        MIC General Insurance Corporation.................... Indiana
        MIC Life Insurance Corporation....................... Delaware
        MIC Property and Casualty Insurance Corporation...... Michigan
        MIC Re Corp. ........................................ Delaware
        MIC Services Corporation............................. Delaware
        Motors Insurance Company Limited..................... England
        Motors Mechanical Reinsurance Company, Limited....... Barbados
        NAVCO Corp. ......................................... Missouri
        Trinity General Agency, Inc. ........................ Texas
      Opel Bank GmbH......................................... Federal Republic
                                                                of Germany
        Opel Leasing Verwaltungs GmbH (60% owned by Opel Bank
          GmbH, 20% owned by General Motors Acceptance
          Corporation, and 20% owned by Adam Opel
          Aktiengesellschaft)................................ Federal Republic
                                                                of Germany
      Wholesale Auto Receivables Corporation................. Delaware
    General Motors Asia, Inc. ............................... Delaware
      General Motors (Thailand) Ltd. ........................ Thailand
    General Motors Austria Ges.m.b.H. ....................... Austria
      AC Rochester Austria Ges.m.b.H. ....................... Austria
      General Motors Hungary Automotive Distribution Limited
        Liability Company (67% owned by subsidiary).......... Hungary

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GENERAL MOTORS CORPORATION
AND SUBSIDIARIES

      General Motors Hungary Automotive Manufacturing Limited
        Liability Company (67% owned by subsidiary).......... Hungary
    General Motors do Brasil Ltda. .......................... Brazil
      Brazauto Trading (Cayman) Limited...................... Cayman Island
      Cruz Alta - Comercio e Participacoes Ltda. ............ Brazil
      GM Factoring Sociedade de Fomento Comercial Ltda. ..... Brazil
    General Motors of Canada Limited......................... Canada
    General Motors Chile S.A., Industria Automotriz.......... Chile
    General Motors China (Components), Inc. ................. Delaware
    General Motors China, Inc. .............................. Delaware
    General Motors Colmotores, S.A. (82.6% owned by
      General Motors Corporation)............................ Colombia
    General Motors Commercial Corporation.................... Delaware
    General Motors Continental N.V. ......................... Belgium
    General Motors Development Corporation................... Delaware
    General Motors Distribution Ireland Limited.............. Republic of
                                                                Ireland
    General Motors del Ecuador S.A. (99% owned
      by General Motors Corporation)......................... Ecuador
    General Motors Espana, S.A. (73.5% owned by General
      Motors Corporation and 26.5% owned by Adam Opel
      Aktiengesellschaft).................................... Spain
        ACG Componentes, S.A. ............................... Spain
        General Motors ACG, S.A. ............................ Spain
    General Motors (Europe) AG............................... Switzerland
    General Motors Export Corporation........................ Delaware
    General Motors Foreign Sales Corporation................. U.S. Virgin
                                                                Islands
    General Motors Holdings (U.K.) Limited................... England
      General International (UK) Limited (50% owned by
        subsidiary and 50% owned by GMOC Administrative
        Services Corporation)................................ England
      General Motors Acceptance Corporation (U.K.) Public
        Limited Company...................................... England
          General Motors Acceptance Corporation
            (U.K.) Finance plc .............................. England
          GMAC Leasing (U.K.) Limited........................ England
          GMAC Leasing (U.K.) (No. 1) Limited................ England
          GMAC Leasing (U.K.) (No. 2) Limited................ England
          GMAC Leasing (U.K.) (No. 3) Limited................ England
      Group Lotus, plc (84.6% owned by subsidiary
        and 15.4% owned by GMLG Ltd.)........................ United Kingdom
          Lotus Cars Ltd. ................................... England
          Lotus Engineering P.R.C. Ltd. ..................... England
          MLS UK Ltd. ....................................... England
          Millbrook Land and Co. Ltd. ....................... England
          Millbrook Pension Management Ltd. (99% owned by
            subsidiary)...................................... England
      Millbrook Proving Ground Ltd. ......................... England
      VHC Sub-Holdings (UK) Ltd ............................. England
        Vauxhall Motors Limited.............................. England
    General Motors Indonesia, Inc. .......................... Delaware
    General Motors Interamerica Corporation.................. Delaware
    General Motors Investment Management Corporation......... Delaware
    General Motors Italia S.p.A. (99.9% owned by General
      Motors Corporation and 0.1% owned by General Motors
      Overseas Distribution Corporation)..................... Italy
    General Motors Japan Ltd. ............................... Japan
    General Motors Korea, Inc. .............................. Delaware
    General Motors Market Development of Canada Limited...... Canada
    General Motors Nederland B.V. ........................... Netherlands
      General Motors Czechoslovakia spol. sr.o. ............. Czechoslovakia
      General Motors Poland Spolka, zo.o .................... Poland
      General Motors Yugoslavia, d.o.o. ..................... Yugoslavia

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GENERAL MOTORS CORPORATION
AND SUBSIDIARIES

    General Motors New Zealand Limited....................... New Zealand
    General Motors Nordiska Aktiebolag....................... Sweden
    General Motors Norge A/S................................. Norway
    General Motors Overseas Corporation...................... Delaware
      AC Rochester Australia, Ltd. .......................... Delaware
      AC Rochester Overseas Corporation...................... Delaware
      Delco Chassis Overseas Corporation..................... Delaware
      GMOC Administrative Services Corporation............... Delaware
      GMOC Australia Pty. Ltd. .............................. Australia
      General Motors Overseas Commercial Vehicle Corporation. Delaware
      Holden's Motor Overseas Corporation.................... Delaware
      Lidlington Engineering Company, Ltd. .................. Delaware
      Truck and Bus Engineering U.K., Limited ............... Delaware
      Venezolana de Industrias Automotrices, C.A. ........... Venezuela
    General Motors Overseas Distribution Corporation......... Delaware
      General Motors Import & Distribution GmbH.............. Germany
      General Motors Luxembourg Operations S.A. ............. Luxembourg
      GMODC Finance N.V. .................................... Netherlands
                                                                Antilles
      Packard Elektrik Sistemleri Limited Sirketi (97.6%
        owned by subsidiary and 2.4% owned by General
        Motors Overseas Corporation)......................... Turkey
    General Motors Receivables Corporation................... Delaware
    General Motors Suisse S.A. .............................. Switzerland
    GM Allison Japan Limited................................. Japan
    GM Auto Receivables Co. ................................. Delaware
    GMC Truck Motors Development Corporation................. Delaware
    GM-DI Leasing Corporation................................ Delaware
    G.M. Holding (Portugal) SGPS, Lda. ...................... Portugal
      CABLESA-Industria de Componentes Electricos Sociedade
        Anonima.............................................. Portugal
          REICAB Limitada (99.5% owned by subsidiary and
            0.5% owned by Kabelwerke Reinshagen GmbH)........ Portugal
      General Motors de Portugal Sociedade Anonima........... Portugal
      INLAN - Industria de Componentes Mecanicos, S.A. ...... Portugal
    GM Hughes Electronics Corporation........................ Delaware
      Delco Electronics Corporation.......................... Delaware
        Delco Electronics Asia/Pacific Pte Ltd............... Singapore
        Delco Electronics Europe GmbH........................ Federal Republic
                                                                of Germany
        Delco Electronics Overseas Corporation............... Delaware
        Delco Electronics Service Corporation................ Delaware
        Delnosa, S.A. de C.V. ............................... Mexico
        Deltronicos de Matamoros, S.A. de C.V. .............. Mexico
        GM Singapore Pte. Ltd. .............................. Singapore
        Mecel AB............................................. Sweden
      H E Microwave Corporation.............................. Delaware
      Hughes Aircraft Company................................ Delaware
        Advanced Electronics Systems International........... California
        HUSINT S.A. ......................................... Switzerland
        Hughes Aircraft of Canada Limited.................... Canada
        Hughes Aircraft Company (Inc.)....................... West Virgina
        Hughes Aircraft Holdings Canada Ltd. ................ Canada
        Hughes Aircraft Mississippi, Inc. ................... California
        Hughes Aircraft - South Carolina..................... California
        Hughes Aircraft Systems International................ California
        Hughes Asia Pacific Hong Kong Limited................ Hong Kong
        Hughes Australia International PTY Ltd. ............. Australia
        Hughes-Avicom International, Inc. ................... California
        Hughes Communications, Inc. ......................... California
        Hughes Communications International, Inc. ........... Delaware
        Hughes Danbury Optical Systems, Inc. ................ Delaware
        Hughes Data Systems.................................. California

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GENERAL MOTORS CORPORATION
AND SUBSIDIARIES

        Hughes Display Products Corporation.................. Delaware
        Hughes Electronic Technologies, Inc. ................ Delaware
        Hughes Electronics Manufacturing Service Company..... Delaware
        Hughes Environmental Systems, Inc. .................. California
        Hughes Europe N.V. .................................. Belgium
        Hughes Foreign Sales Corporation..................... U.S. Virgin
                                                                Islands
        Hughes Georgia, Inc. ................................ Delaware
        Hughes Identification Devices, Inc. ................. Delaware
        Hughes Information Technology Corporation............ Delaware
        Hughes International Corporation..................... Delaware
        Hughes International de Mexico, S.A. de C.V. ........ Mexico
        Hughes International Sales Corporation............... California
        Hughes International Sales Corporation No. 2......... California
        Hughes Investment Management Company................. California
        Hughes-JVC Technology Corporation (60% owned by
          subsidiary)........................................ Delaware
        Hughes LAN Systems, Inc. ............................ California
        Hughes Missiles Electronics, Inc. ................... California
        Hughes Missile Systems Company....................... Delaware
        Hughes Nadge Corporation............................. Delaware
        Hughes Network Systems, Inc. ........................ Delaware
        Hughes Network Systems Limited....................... United Kingdom
        Hughes Power Products, Inc. ......................... Delaware
        Hughes Power Supplies Corporation.................... Delaware
        Hughes Research Analytics, Inc. ..................... Delaware
        Hughes STX Corporation............................... Delaware
        Hughes Saudi Arabia Limited.......................... Delaware
        Hughes Systems Management International.............. California
        Hughes Technical Services Company.................... California
        Hughes Training, Inc. ............................... Delaware
        Hughes (U.K.) Limited................................ England
        International Electronics Systems, Inc. ............. California
        L-T Ranches, Inc. ................................... California
        MDP, Ltd. ........................................... California
        Santa Barbara Research Center........................ California
        Spectrolab, Inc. .................................... California
        Systems Building Corp. .............................. Arizona
    GMLG Ltd. ............................................... Delaware
      MLS USA, Inc. ......................................... Delaware
    GM-Saab Communication GmbH (55% owned by General Motors
      Corporation)........................................... Switzerland
    IBC Vehicles (Distribution) Limited (60% owned by
      General Motors Corporation)............................ United Kingdom
    IBC Vehicles Limited (32.7% owned by General Motors
      Corporation and 27.3% owned by General Motors
      Holdings (U.K.) Limited)............................... United Kingdom
    Kabelwerke Reinshagen GmbH (97.9% owned by
      General Motors Corporation)............................ Federal Republic
                                                                of Germany
        F&G Megamos Sicherheitselektronik GmbH .............. Federal Republic
                                                                of Germany
        Kabelwerke Reinshagen Werk Berlin GmbH (75.5%
          owned by subsidiary and 18.5% by General Motors
          Corporation)....................................... West Berlin
        Kabelwerke Reinshagen Werk Neumarkt GmbH (75.5%
          owned by subsidiary and 18.5% by General Motors
          Corporation)....................................... Federal Republic
                                                                of Germany
    Motors Trading Corporation............................... Michigan
    National Car Rental System Inc. ......................... Delaware
    Packard CTA Pty. Ltd. (60% owned by General
      Motors Corporation).................................... Australia

GENERAL MOTORS CORPORATION
AND SUBSIDIARIES

    Packard Electric Europa Ges.m.b.H........................ Austria
      Packard Electric Burgenland GmbH....................... Austria
      Packard Electric Vas kft (60% owned by subsidiary)..... Hungary
      Reinshagen Italia Srl (99% owned by subsidiary and 1%
        owned by Kabelwerke Reinshagen GmbH)................. Italy
      Reinshagen Tournai S.A. (99% owned by subsidiary and 1%
        owned by Packard Electric Burgenland GmbH)........... Belgium
    Packard Electric Ireland Limited......................... Republic of
                                                                Ireland
    Packard Hughes Interconnect Company...................... Delaware
    Productos Delco de Chihuahua, S.A. de C.V. .............. Mexico
    PT General Motors Buana Indonesia (60% owned by General
      Motors Corporation).................................... Indonesia
    Rimir, S.A. de C.V. ..................................... Mexico
    Saturn Corporation....................................... Delaware
      Saturn Distribution Corporation........................ Delaware
    Saturn County Bond Corporation........................... Delaware
    Sistemas Electricos y Conmutadores, S.A. de C.V. ........ Mexico
    Suomen General Motors Oy................................. Finland
    Unicables, S.A. ......................................... Spain
      Asientos IFG, S.A. .................................... Spain
      Cableados Integrados S.A. ............................. Spain
      Conexionados Electricos Tarazona S.A. ................. Spain
    181 directly or indirectly owned subsidiaries
Companies not included in the Registrant's consolidated financial statements, for which no financial statements are submitted
    17 other directly or indirectly owned domestic and foreign subsidiaries
      14 active subsidiaries
       3 inactive subsidiaries
    31 fifty-percent owned companies and 74 less than fifty-percent owned companies the investments in which are accounted for by the equity method.
    In addition, the Registrant owns l00% of the voting control of the following companies
      422 dealerships operating under dealership assistance plans and engaged in retail distribution of General Motors products
          295 dealerships operating in the United States
          127 dealerships operating in foreign countries
Companies not shown by name, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

During 1993, there were changes in the number of subsidiaries and companies of the Registrant, as follows:
    3 directly and 7 indirectly owned domestic subsidiaries, and 1 directly and 60 indirectly owned foreign subsidiaries were organized or acquired.
1 directly and 14 indirectly owned domestic subsidiaries, and 7 indirectly owned foreign subsidiaries were dissolved or sold. A fifty-percent interest and less than fifty-percent interests were acquired in 2 companies and 13 companies, while interests in 1 fifty-percent owned and 4 less than fifty-percent owned companies were terminated. 5 directly owned consolidated foreign subsidiaries decreased in ownership and were reclassified to less than fifty-percent owned companies. 2 directly owned consolidated domestic subsidiaries were reclassified to companies not included in the Registrant's consolidated financial statements. 1 indirectly owned consolidated foreign subsidiary was reclassified to a less than fifty-percent owned company. 1 fifty-percent owned company and 3 less than fifty-percent owned companies increased in ownership and were reclassified to directly or indirectly owned consolidated subsidiaries. 5 less than fifty-percent owned companies decreased in ownership to less than 20% and were removed from the list.

    The number of dealerships operating under dealership assistance plans increased by a net of 12.
                                    * * * * * * *
                                        IV-23